SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A


                                 CURRENT REPORT
                                (Amendment No. 2)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 13, 2000


                           MEDICAL MANAGER CORPORATION
             (Exact name of Registrant as specified in its charter)


   Delaware                           0-17822                    22-2975182
(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


669 River Drive, River Drive Center II,
         Elmwood Park, NJ                                          07407
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:             (201) 703-3400

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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  Item 7(c) of the previous filing on Form 8-K/A, filed on February 13, 2000, is amended therein by adding the following exhibits, as attached hereto:

Exhibit 2.1 -  Agreement and Plan of Merger between Healtheon/WebMD Corporation and Medical Manager Corporation, dated February 13, 2000.

Exhibit 2.2 -  Agreement and Plan of Merger among Healtheon/WebMD Corporation,
               Avicenna Systems Corporation and CareInsite, Inc., dated February 13, 2000.


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                                  EXHIBIT INDEX


Exhibit
  No.           Description

  2.1 Agreement and Plan of Merger between Healtheon/WebMD Corporation and Medical Manager Corporation, dated February 13, 2000.

  2.2           Agreement and Plan of Merger among Healtheon/WebMD
                Corporation, Avicenna Systems Corporation and CareInsite, Inc., dated February 13, 2000.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MEDICAL MANAGER CORPORATION



Date:  February 16, 2000                 By: /s/ Anthony Vuolo
                                         ---------------------------------------
                                         Name:   Anthony Vuolo
                                         Title:  Senior Vice President, Business
                                                 Development